SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2004

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 443 - 6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On October 26, 2004, Flowserve Corporation (the “Company”) issued a press release announcing (i) certain SEC filing delays; (ii) anticipated amendment of previously announced second quarter 2004 financial results; (iii) the existence of certain material weaknesses in its internal controls and (iv) certain information about its third quarter 2004 bookings, backlog, debt and costs related to performing certain Sarbanes-Oxley Section 404 work, which release is incorporated herein by reference.

     The press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by the Company on October 26, 2004.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: October 28, 2004

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Exhibit Index

Exhibit
Number	Description
99.1	Press Release issued by the Company on October 26, 2004.

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